UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

December 17, 2009

(Date of Report — date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The undersigned Registrant previously reported the completed purchase of substantially all of the assets of the reseller business of Incentra, LLC, a Delaware limited liability company, pursuant to an Asset Purchase Agreement dated December 17, 2009, on its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2009 (the “Initial 8-K”). This Amendment Number 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the acquisition of Incentra, LLC pursuant to Item 9.01(a) and (b) of Form 8-K. The information previously reported under Item 2.01 in the Initial 8-K filed on December 22, 2009 is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 — Financial Statements and Exhibits.

(a)                      Financial Statements of Business Acquired.

The financial statements of Incentra Solutions, Inc. and subsidiaries required by Item 9.01(a) are filed as Exhibit 99.1 and are incorporated herein by reference.

(b)                     Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.2 and is incorporated herein by reference.

(c)                      Not applicable.

(d)                     Exhibits.

Exhibit 23.1 — Consent of GHP Horwath, P.C., independent registered public accounting firm.

Exhibit 99.1 — Audited consolidated financial statements of Incentra Solutions, Inc. as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006.

Exhibit 99.2 — Unaudited interim financial statements of Incentra Solutions, Inc. and Incentra, LLC and subsidiaries as of and for the nine months ended September 30, 2009.

Exhibit 99.3 — Unaudited pro forma combined balance sheet as of September 30, 2009 and unaudited pro forma combined statements of operations for the nine months ended September 30, 2009 and the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 1, 2010

DATALINK CORPORATION

	By	/s/ Gregory T. Barnum
Gregory T. Barnum, Chief Financial Officer